UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

KNOW LABS, INC.
(Name of Registrant as Specified in Its Charter) N/A (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

KNOW LABS, INC.

619 Western Avenue, Suite 610

Seattle, WA 98104

206-903-1351

January [●], 2025

Dear Stockholders:

On behalf of the entire Board, thank you for your continued support and investment in Know Labs, Inc. (the “Company”). You are cordially invited to attend a special meeting of the Company’s stockholders (the “Special Meeting”), which will be held virtually at 1:30 p.m., Pacific Time, on Friday, March 7, 2025, unless postponed or adjourned to a later date.  To be admitted to the Special Meeting at  https://web.lumiconnect.com/282312714, you must enter the control number found on your proxy card, voting instruction form or notice you previously received. You may vote during the Special Meeting by following the instructions available on the meeting website during the meeting.

At the Special Meeting, you and the other stockholders will be asked to vote upon the following:

1.

To approve an amendment to our Articles of Incorporation to effect a reverse stock split of our common stock, by a ratio of not more than 1-for-15, with the exact ratio and the implementation and timing of such reverse stock split to be determined in the discretion of the Board without further approval or authorization of our stockholders (“Reverse Split Proposal”)

2.

To consider and vote upon adjournment of the Special Meeting in order to solicit additional proxies if there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Special Meeting.

After careful consideration, the Board has unanimously approved Proposal 1 and Proposal 2, and has determined that they are advisable, fair to and in the best interests of the Company and its stockholders. Accordingly, the Board unanimously recommends that stockholders vote “FOR” the proposals set forth in the accompanying proxy statement.

Stockholders of record as of the close of business on January 6, 2025 are entitled to receive notice of, to attend, and to vote at the Special Meeting, or any adjournments or postponements thereof.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the virtual Annual Meeting, we request that you submit your vote via the Internet, telephone or mail. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the meeting, by submitting your proxy by telephone, via the Internet at the address listed on the Internet Notice or proxy card or, if you received paper copies of these materials, by signing, dating and returning the proxy card, which requires no postage if mailed in the United States. We encourage stockholders to submit their proxy via the Internet or telephone.

This notice, the attached Proxy Statement, and the Company’s Annual Report on Form 10-K for the fiscal year ending September 30, 2024 will be first transmitted to stockholders on or about January 18, 2025.

By order of the Board of Directors,

/s/ Ronald P. Erickson
Ronald P. Erickson
Chairman and Chief Executive Officer

Seattle, Washington

January [●], 2025

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PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

KNOW LABS, INC.

619 Western Avenue, Suite 610

Seattle, WA 98104

206-903-1351

Notice of the 2025 Special Meeting of Stockholders

Date:	Friday, March 7, 2025
Time:	1:30 p.m. Pacific
Location:	https://web.lumiconnect.com/282312714

Proposals:

1. To approve an amendment to our Articles of Incorporation to effect a reverse stock split of our common stock, by a ratio of not more than 1-for-15, with the exact ratio and the implementation and timing of such reverse stock split to be determined in the discretion of the Board without further approval or authorization of our stockholders (“Reverse Split Proposal”);

2. Approve adjournment of the Special Meeting in order to solicit additional proxies if there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Special Meeting.

Who Can Vote:	Stockholders of record at the close of business on January 6, 2025.

How You Can Vote:

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

The attached Proxy Statement and our Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, are available on the Internet at http://www.astproxyportal.com/ast/20144.  The Annual Report includes our audited consolidated financial statements for the fiscal year ended September 30, 2024.

It is important that your shares be represented and voted at the meeting. You can vote your shares via the Internet or telephone or by mail by completing and returning the accompanying proxy card in the accompanying self-addressed envelope. Voting instructions are printed on the proxy card. You may revoke a proxy at any time before its exercise at the meeting by following the instructions in the accompanying Proxy Statement.

By order of the Board of Directors,

/s/ Ronald P. Erickson
Ronald P. Erickson
Chairman and Chief Executive Officer

Seattle, WA

January [●], 2025

Your Vote Is Important. Whether You Own One Share or Many, Your Prompt Cooperation in Voting Your Proxy is Greatly Appreciated.

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KNOW LABS, INC.

PROXY STATEMENT

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PROXY STATEMENT

FOR THE

Special Meeting of Stockholders

OF

KNOW LABS, INC.

Our Board of Directors (the “Board”) has made this Proxy Statement and related materials available to you on the Internet, or at your request has delivered printed versions to you by mail, in connection with the Board’s solicitation of proxies for the  Special Meeting of Stockholders to be held March 7, 2025 (the “Special Meeting”), and any adjournment of the Special Meeting. If you requested printed versions of these materials by mail, they will also include a proxy card for the Special Meeting.

You are invited to attend the Special Meeting virtually to vote on the proposals described in this Proxy Statement. We are holding the Special Meeting in order to obtain the stockholder approval necessary to effect a reverse stock split  to increase the per share trading price of our common stock in order to maintain our listing on the NYSE American (“NYSE”).

Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record and beneficial owners as of the record date identified below. The mailing of the Notice, Proxy Statement and related materials to our stockholders as of the Record Date (as defined below) is scheduled to begin on or about January 18, 2025 to all stockholders of record entitled to vote at the Special Meeting.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDERS MEETING TO BE HELD ON March 7, 2025: This Proxy Statement, the accompanying proxy card or voting instruction card and our 2024 Annual Report on Form 10-K are available at http://www.astproxyportal.com/ast/20144 and on our website at www.knowlabs.co/investors.

In this Proxy Statement, the terms the “Company,” “Know Labs,” “we,” “us,” and “our” refer to Know Labs, Inc. and our wholly owned subsidiary. The mailing address of our principal executive offices is 619 Western Avenue, Suite 610, Seattle, WA 98104.

What is a proxy?

A proxy is your legal designation of another person or persons (the “proxy”) to vote on your behalf. By completing and returning the enclosed proxy card, you are giving Ronald P. Erickson, the Company’s Chief Executive Officer, the authority to vote your shares in the manner you indicate on your proxy card.

Why did I receive more than one proxy card?

You will receive multiple proxy cards if you hold your shares in different ways (e.g., joint tenancy, trusts, and custodial accounts) or in multiple accounts. If your shares are held by a broker (i.e., in “street name”), you will receive your proxy card or other voting information from your broker, and you will return your proxy card or cards to your broker. You should vote on and sign each proxy card you receive.

 How to Attend the Virtual Special Meeting

You may attend the Special Meeting online only if you are a Know Labs’ stockholder who is entitled to vote at the Special Meeting, or if you hold a valid proxy for the Special Meeting. The Special Meeting will be a completely virtual meeting and is scheduled to be held on March 7, 2025 at 1:30 p.m. Pacific time, via live webcast through the following link: www.https://web.lumiconnect.com/282312714. You will need the 16-digit control number provided in the Notice of Internet Availability of Proxy Materials, on your proxy card (if applicable) or on the instructions that accompanied your proxy materials. You may virtually attend the Special Meeting, vote, and submit a question during the Special Meeting by visiting https://web.lumiconnect.com/282312714 and using your 16-digit control number. If you are not a stockholder of record but hold shares as a beneficial owner in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Special Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 1:30 p.m., Pacific time. Online check-in will begin at 1:15 p.m. Pacific time, and you should allow ample time for check-in procedures.

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Reasons for Virtual Special Meeting

We believe that hosting a virtual meeting is in the best interest of the Company and its stockholders. A virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. There will not be a physical meeting location and you will not be able to attend the meeting in person.

Technical Difficulties

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any technical difficulties with the virtual meeting platform on the meeting date, please call the technical support number to be provided on the website portal used to access the virtual meeting.

Question and Answer Session

You will be able to participate in the Special Meeting online and submit your questions during the meeting by visiting www.https://web.lumiconnect.com/282312714 and logging in. If you want to submit a question during the Special Meeting, questions may be submitted via the message icon at the top left of your screen, by typing your message, then clicking the “send” icon to the right of the message box. Questions pertinent to meeting matters will be read and answered during the meeting, subject to time constraints.

Voting Information

Who is qualified to vote?

You are qualified to receive notice of and to vote at the Special Meeting if you own shares of common stock of the Company as of the close of business on our record date of January 6, 2025 (the “Record Date”).

How many shares of Common Stock may vote at the Special Meeting?

As of the close of business on January 6, 2025, the Record Date for determination of stockholders entitled to vote at the Special Meeting, there were outstanding 111,166,117 shares of our common stock, par value $0.001 per share, all of which are entitled to vote with respect to all matters to be acted upon at the Special Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder. As of the Record Date there were 8,108,356 shares of our common stock issuable upon the conversion of Series C and Series D Convertible Preferred Stock which are entitled to vote approximately 8,108,356 shares at the Special Meeting.  Such shares issuable upon the conversion of Series C and Series D Convertible Preferred Stock which are entitled to vote are subject to the applicable blocker in effect on the record date (either 4.99% or 9.99%, which ever has been timely elected by the preferred stockholder). See “Security Ownership of Certain Beneficial Owners and Management” for additional information on such blockers.

What is the difference between a “stockholder of record” and a “street name” holder?

These terms describe how your shares are held. If your shares are registered directly in your name with Equiniti Trust Company, LLC, the Company’s transfer agent, you are a “stockholder of record.” If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder.

How do I vote my shares?

If you are a “stockholder of record,” you can vote your proxy by mailing in the enclosed proxy card or by voting by phone or Internet by following the instructions on your proxy card as set forth below. Please refer to the specific instructions set forth in the proxy card made available with this Proxy Statement. If you hold your shares in “street name,” your broker/bank/trustee/nominee will provide you with materials and instructions for voting your shares.

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Electronically at the Meeting

This Special Meeting will be held entirely online to allow greater participation. Stockholders may participate in the Special Meeting by visiting the following website at the time of the Special Meeting: www.https://web.lumiconnect.com/282312714. To participate in the Special Meeting, you will need the 16-digit control number included in the Notice, on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the Special Meeting. Shares for which you are the beneficial owner but not the stockholder of record also may be voted electronically during the Special Meeting. However, even if you plan to attend the Special Meeting online, the Company recommends that you vote your shares as promptly as possible and in advance over the Internet (www.voteproxy.com) or telephone at 1-800-PROXIES (1-800-776-9437) so that your vote will be counted if you later decide not to attend the Special Meeting, or 1-201-299-4446 from foreign countries and following the instructions. Have your proxy card available when you call.

By Proxy

If you do not wish to vote at the Special Meeting or will not be participating in the online meeting, you may vote by proxy. You can vote by proxy over the Internet (www.voteproxy.com) or telephone at 1-800-PROXIES(1-800-776-9437) and by following the instructions provided in the Notice, or, if you requested printed copies of the proxy materials by mail, you can vote by mailing your proxy as described in the proxy materials. Internet and telephone voting facilities for stockholders of record will close at 11:59 p.m., Eastern time, on March 6, 2025. If you complete and submit your proxy before the meeting, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the Board on all matters presented in this Proxy Statement, and as the persons named as proxies may determine in their discretion with respect to any other matters properly presented at the Special Meeting.

If any other matters are properly presented for consideration at the Special Meeting, including, among other things, consideration of a motion to adjourn the Special Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Special Meeting.

Revocability of Proxy

You may revoke your proxy by (1) following the instructions in the Notice and entering a new vote by mail, over the Internet or via telephone before the Special Meeting or (2) electronically attending the Special Meeting and voting (although attendance at the Special Meeting will not in and of itself revoke a proxy). Any written notice of revocation or subsequent proxy card must be received by our Secretary prior to the taking of the vote at the Special Meeting. Such written notice of revocation or subsequent proxy card should be sent to our Corporate Secretary at Know Labs, Inc., 619 Western Avenue, Suite 610, Seattle, WA 98104, Attention: Corporate Secretary.

If a broker, bank, or other nominee holds your shares, you must contact them for instructions regarding how to change your vote, or you may vote at the Special Meeting by following the procedures described above.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

Proposal 1 —

FOR approving an amendment to our Articles of Incorporation to effect a reverse stock split of our common stock, by a ratio of not more than 1-for-15, with the exact ratio and the implementation and timing of such reverse stock split to be determined in the discretion of the Board without further approval or authorization of our stockholders.

Proposal 2 —

FOR approving of an adjournment of the Special Meeting in order to solicit additional proxies if there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Special Meeting.

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Quorum

The presence at the meeting, in person or by proxy, of the holders of one-third (33.33%) of the voting power of the shares of capital stock issued and outstanding and entitled to vote on the record date will constitute a quorum permitting the meeting to conduct its business.

Votes of stockholders of record who are present at the Special Meeting or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

What is a Broker Non-Vote?

If your shares are held in a fiduciary capacity (typically referred to as being held in “street name”), you must instruct the organization that holds your shares how to vote your shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker will vote your shares as recommended by the Board. If you do not provide voting instructions, your Shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.”

Proposal Two is considered to be “non-routine” such that your broker, bank or other agent may not vote your shares on those proposals in the absence of your voting instructions. Conversely, Proposal One and Proposal Three are considered to be “routine” and thus if you do not return voting instructions to your broker, your shares may be voted by your broker in its discretion on Proposal One and Proposal Three.

How many votes are required to approve each proposal?

The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted:

Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed / Impact of Broker Non-Votes

Proposal No. 1: Approval of an amendment to our Articles of Incorporation to effect a reverse stock split of our common stock, by a ratio of not more than 1-for-15, with the exact ratio and the implementation and timing of such reverse stock split to be determined in the

	The affirmative vote of the holders of a majority of the voting power of the shares of capital stock present or represented by proxy and entitled to vote on the proposal	“FOR” “AGAINST” “ABSTAIN”	Against(2)	Yes (1) / N/A (as a routine matter there are no broker non-votes)

Proposal No. 2: Adjournment	The affirmative vote of the holders of a majority of the voting power of the shares of capital stock present or represented by proxy and entitled to vote on the proposal.	“FOR” “AGAINST” “ABSTAIN”	None(3)	Yes (1) / N/A (as a routine matter there are no broker non-votes)

(1)

As this proposal is considered a routine matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal, as such we do not expect to receive any “broker-non-votes”; however, if any “broker non-votes” are received they would have the same effect as votes against the proposal.

(2)	An “ABSTAIN” vote will have the effect of a vote “AGAINST” this proposal.
(3)	Although abstentions are considered present and entitled to vote on a matter, abstentions are not considered to be votes cast under Nevada law, and thus will have no impact on the outcome.

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What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, then your vote would be a broker non-vote and governed under the provisions described above under “What is a Broker Non-Vote?”.

Can I change my vote after I have mailed in my proxy card?

You may revoke your proxy by doing one of the following:

●	By sending a written notice of revocation to the Secretary of the Company that is received prior to the Special Meeting, stating that you revoke your proxy;

●	By signing a later-dated proxy card and submitting it so that it is received prior to the Special Meeting in accordance with the instructions included in the proxy card(s); or

●	By attending the Special Meeting and voting your shares in person.

Who will count the votes?

Representatives from the Company will count the votes and serve as our Inspector of Election. The Inspector of Election will be present at the Special Meeting.

Who pays the cost of this proxy solicitation?

Proxies will be solicited by mail, and we will pay all expenses of preparing and soliciting such proxies. We have also arranged for reimbursement, at the rates suggested by brokerage houses, nominees, custodians and fiduciaries, for the forwarding of proxy materials to the beneficial owners of shares held of record.

Is this Proxy Statement the only way that proxies are being solicited?

No. We have also arranged for brokerage houses, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record. Our directors, officers and employees may also solicit proxies but such persons will not be specifically compensated for such services.

If you have any further questions about voting your shares or attending the Special Meeting, please call the Company’s Investor Relations department at (206) 903-1351.

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PROPOSAL 1

AMENDMENT OF THE ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

Our Board proposes that our stockholders approve a proposal to authorize our Board to effect a reverse stock split of all outstanding shares of our common stock, at any ratio of up to 1-for-15, with the exact ratio and the implementation and timing of such reverse stock split to be determined in the discretion of the Board without further approval or authorization of our stockholders (the “Reverse Split”), any time before September 30, 2025.

The primary purpose of the Reverse Split is to maintain our listing on the NYSE American LLC (“NYSE American”). On September 27, 2024, we received a notification from the NYSE American stating that our company is not in compliance with the minimum stockholders’ equity requirements of Sections 1003(a)(i), 1003(a)(ii) and 1003(a)(iii) of the NYSE American Company Guide (the “Company Guide”) requiring stockholders’ equity of $2.0 million or more if our company has reported losses from continuing operations and/or net losses in two of its three most recent fiscal years, $4.0 million or more if our company has reported losses from continuing operations and/or net losses in three of the four most recent fiscal years and $6.0 million or more if our company has reported losses from continuing operations and/or net losses in its five most recent fiscal years, respectively. On December 10, 2024, we received notice from the NYSE American that it had accepted the Company’s plan to regain compliance with the NYSE American continued listing standards and granted a plan period through March 27, 2026 (“Extension Date”).

Although NYSE American does not require listed securities to trade at a minimum price per share, our Board believes that increasing the share price through the Reverse Split could help maintain the Company’s listing on NYSE American. Additionally, the Reverse Split may assist the Company’s potential capital-raising efforts and cause the common stock to trade at a price high enough for investors with price minimums to invest. If this proposal is approved, our Board would have the authority to effect one Reverse Split. Our Board believes that approval of a proposal providing our Board with this generalized grant of authority with respect to setting the split ratio, rather than mere approval of a pre-defined reverse split, will give our Board the flexibility to set the ratio in accordance with current market conditions and therefore allow our Board to act in the best interests of the Company and our stockholders.

In determining the ratio following the receipt of stockholder approval, our Board may consider, among other things, factors such as:

•	the historical trading price and trading volume of our common stock;

•	the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the Reverse Split on the trading market for our common stock;

•	the number of shares of our common stock then outstanding, and the number of shares of common stock issuable upon exercise of preferred stock, options and warrants then outstanding;

•	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and

•	prevailing general market and economic conditions.

If our stockholders grant our Board the authority to effect a Reverse Split, we would file a certificate of change (“Reverse Split Amendment”) with the Nevada Secretary of State to effect the proposed Reverse Split, in substantially the form attached to this Proxy Statement as Appendix A, the text of which may be altered for any changes required by the Nevada Secretary of State and changes deemed necessary or advisable by our Board. Our Board has unanimously approved and declared advisable the proposed Reverse Split Amendment. If the proposed Reverse Split is implemented, then the number of issued and outstanding shares of our common stock would be reduced. However, the Board will retain the authority not to effect the Reverse Split even if we receive stockholder approval. If the Reverse Split Amendment is not filed with the Secretary of State of the State of Nevada prior to September 30, 2025, the Reverse Split will be abandoned, without any further effect. Thus, subject to stockholder approval, the Board, at its discretion, may cause the filing of the Reverse Split Amendment to effect a Reverse Split or abandon it and effect no reverse split if it determines that such action is not in the best interests of our Company and stockholders.

Purpose of the Reverse Split

As discussed above, the primary purpose of the Reverse Split is to raise maintain our listisg on the NYSE American. The Reverse Split will increase the per share trading price of the Company’s common stock. Delisting from NYSE American may adversely affect the Company’s ability to raise additional financing through the public or private sale of equity securities, may significantly affect the ability of investors to trade in the Company’s securities and may negatively affect the value and liquidity of the Company’s common stock. Delisting may also have other negative impacts, including potential loss of employee confidence, the loss of institutional investors or interest in business development opportunities. We believe increasing the trading price of our common stock will also assist in our capital-raising efforts by making our common stock more attractive to a broader range of investors. Accordingly, we believe that the Reverse Split is in our stockholders’ best interests.

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In addition, an increase in the per share trading value of our common stock would be beneficial because it may:

•	improve the perception of our common stock as an investment security;

•	reset our stock price to more normalized trading levels in the face of potentially extended market dislocation;

•	decrease price volatility for our common stock, as small price movements currently may cause relatively large percentage changes in our stock price;

•	appeal to a broader range of investors to generate greater investor interest in us;

•	reduce stockholder transaction costs for our investors because brokerage commissions, as a percentage of the total transaction, tend to be higher for lower-priced stocks;

•	help us attract and retain employees because some potential employees are less likely to work for a company with a low stock price, regardless of our market capitalization; and

•	provide us with the flexibility to consider and respond to future business opportunities and needs as they arise, including equity offerings and other issuances, mergers, business combinations or other strategic transactions, asset acquisitions, stock dividends, stock splits and other corporate purposes.

Accordingly, for these and other reasons discussed herein, we believe that effecting the Reverse Split is in the Company’s and our stockholders’ best interests. We believe proposing multiple ratios for the Reverse Split, rather than proposing that stockholders approve a specific ratio at this time, provides the Board with the most flexibility to achieve the desired results of the Reverse Split. At this time, the Board is seeking approval from the shareholders to authorize a reverse split in the range up to and including 1-for-15 shares for all outstanding shares with all fractional shares rounded up to the next whole share.

No further action on the part of stockholders will be required to implement the Reverse Split, or to select the specific ratio for the Reverse Split. If the Reverse Split Proposal is approved, the Board would make the determination as to the final ratio of the Reverse Split which will be accomplished by filing the Certificate of Change with the Nevada Secretary of State. See “Procedure for Effecting a Reverse Split and Exchange of Stock Certificates” below.

Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of common stock outstanding immediately following the Reverse Split as that stockholder held immediately before the Reverse Split.

Certain Risks Associated with the Reverse Split

You should consider that, although our Board believes that a Reverse Split will in fact increase the price of our common stock, in many cases, because of variables outside of a company’s control (such as market volatility, investor response to the news of a proposed Reverse Split and the general economic environment), the market price of a company’s shares of common stock may in fact decline in value after a Reverse Split. You should also keep in mind that the implementation of a Reverse Split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership in our Company. However, should the overall value of our common stock decline after the proposed Reverse Split, then the actual or intrinsic value of the shares of our common stock held by you will also proportionately decrease as a result of the overall decline in value.

Principal Effects of the Reverse Split

The Reverse Split would have the following effects and are based on 111,166,117 shares of common stock issued and outstanding as of the Record Date. In the following discussion, we provide examples of the effects of the Reverse Split at the lower-end of the Reverse Split range and at the higher-end of the Reverse Split range.

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If the Reverse Split is approved at the lower end of the Reverse Split range:

●

in a 1-for-5 Reverse Split, every five shares of our common stock issued and outstanding immediately prior to the Reverse Split effective date (the “Old Shares”) owned by a shareholder will automatically and without any action on the part of the shareholders be converted into one share of our common stock (the “New Share(s)”); and

●	the number of shares of our common stock issued and outstanding will be reduced from 111,166,117 shares to approximately 22,233,223 shares.

If the Reverse Split is approved at the higher end of the Reverse Split range:

●	in a 1-for-15 Reverse Split, every fifteen of our Old Shares owned by a shareholder would be exchanged for one New Share; and

●	the number of shares of our common stock issued and outstanding will be reduced from 111,166,117 shares to approximately 7,411,074 shares.

The Reverse Split will be effected simultaneously for all of our outstanding common stock and the exchange ratio will be the same for all of our outstanding common stock. The Reverse Split will affect all of our shareholders uniformly and will not affect any shareholder’s percentage ownership interests in the Company, except to the extent that the Reverse Split results in any of our shareholders owning a fractional share. As described below, shareholders and holders of options and warrants holding fractional shares will have their shares rounded up to the nearest whole number. Common stock issued pursuant to the Reverse Split will remain fully paid and non-assessable.

Fractional Shares. No scrip or fractional share certificates will be issued in connection with the Reverse Split. Shareholders who otherwise would be entitled to receive fractional shares because they hold a number of Old Shares not evenly divisible by the Reverse Split ratio, will be entitled, upon surrender of certificate(s) representing these shares, to a number of shares of New Shares rounded up to the nearest whole number. The ownership of a fractional interest will not give the shareholder any voting, dividend or other rights except to have his or her fractional interest rounded up to the nearest whole number when the New Shares are issued.

Options and Warrants. All outstanding options, warrants, notes, debentures and other securities convertible into common stock will be adjusted as a result of the Reverse Split, as required by the terms of these securities. In particular, the conversion ratio for each instrument will be reduced, and the conversion price or exercise price, if applicable, will be increased, in accordance with the terms of each instrument and based on the Reverse Split of up to 1-for-15 shares, with the final ratio to be determined by the Company’s Board.

Authorized Shares. The Company is presently authorized under its Articles of Incorporation to issue 300,000,000 shares of common stock. Upon effectiveness of the Reverse Split, the number of authorized shares of common stock would remain the same, although the number of shares of common stock issued and outstanding will decrease. Because the number of issued and outstanding shares of common stock will decrease, the number of shares of common stock remaining authorized and available for issuance will increase. The issuance in the future of additional shares of our common stock may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights of the currently outstanding shares of our common stock. The effective increase in the number of authorized but unissued and unreserved shares of the Company’s common stock may be construed as having an anti-takeover effect as further discussed below. Authorized but unissued shares will be available for issuance, and we may issue such shares in future financings or otherwise. If we issue additional shares, the ownership interest of holders of our common stock would be diluted. Also, the issued shares may have rights, preferences or privileges senior to those of our common stock.

8

Impact of the Reverse Split on Awards Issued under our 2021 Equity Incentive Plan (the “Plan”). The Company currently has reserved a total of 40,000,000 shares of common stock, subject to annual increases, for issuance as awards to be made under the Plan. As of the date hereof, the Company has 24,813,670 (including unearned stock option grants totaling 3,869,825 shares related to performance milestones) options to purchase common stock at an average exercise price of $0.78 per share outstanding under the 2021 Plan, and has 29,205,579 shares of common stock remaining for future issuance under the Plan. The aggregate number of shares of common stock available under the 2021 Plan will be appropriately reduced in the same Reverse Split ratio as our common stock. The effect of the Reverse Split on the awards issued under the 2021 Plan based on the maximum range is as follows:

●	in a 1-for-5 Reverse Split, the number of shares previously issued under the award granted under the 2021 Plan will be reduced from 24,813,670 to 4,962,734 and

●	in a 1-for-15 Reverse Split, the number of shares previously issued under the award granted under the 2021 Plan will be reduced from 24,813,670 to 2,481,367.

If the Reverse Split is approved, the total authorized number of shares under the 2021 Plan will represent approximately 26% of the issued and outstanding shares of common stock of the Company as of the date hereof.

Effect on Preferred Stock. The Reverse Split will not affect the authorized number or par value of the shares of preferred stock of the Company designated as Series C Convertible Preferred Stock and Series D Convertible Preferred Stock, which will remain unchanged as: (i) 30,000 shares have been designated as our Series C Convertible Preferred Stock, $0.001 par value per share; and (ii) 20,000 shares have been designated as our Series D Convertible Preferred Stock, $0.001 par value per share. If the Reverse Split is effected, the Conversion Price (as defined in the Company’s Amended and Restated Certificate of Designation for each of the Series D Convertible Preferred Stock and Series C Convertible Preferred Stock, as corrected) at which shares of our Series C and Series D Convertible Preferred Stock may be converted into shares of common stock will be proportionally adjusted based on the final reverse split ratio, subject to our treatment of fractional shares.

Effect on Common Stock Warrants. If the Reverse Split is effected, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise of Warrants to Purchase common stock into shares of common stock. This will result in approximately the same aggregate price being required to be paid under such securities upon exercise or conversion, and approximately the same value of shares of common stock being delivered upon such exercise immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Split. The number of shares reserved for issuance pursuant to these securities will be proportionately adjusted based on the final reverse split ratio, subject to our treatment of fractional shares.

Accounting Matters. The Reverse Split will not affect the par value of our common stock. As a result, on the effective date of the Reverse Split, the stated capital on our balance sheet attributable to our common stock will be reduced in proportion to the Reverse Split ratio and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our common stock will also be increased because there will be fewer shares of our common stock outstanding.

Potential Anti-Takeover Effect. Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for the combination of the Company with another company), the Reverse Split was not proposed in response to any effort of which we are aware to accumulate our shares of common stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar actions having an anti-takeover effect to our Board and shareholders. Other than the Reverse Split and Proposal 3 related to an increase in our authorized shares, our Board does not currently contemplate recommending the adoption of any other corporate action that could be construed to affect the ability of third parties to take over or change control of the Company.

The Reverse Split may leave certain shareholders with “odd lots.” The number of shares held by each individual shareholder will be reduced if the Reverse Split is implemented. This will increase the number of shareholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to shareholders selling “odd lots” are higher on a per share basis. Consequently, the Reverse Split could increase the transaction costs to existing shareholders in the event they wish to sell all or a portion of their shares.

Exchange Act and Stock Listing. After the Effective Time, we would continue to be subject to periodic reporting and other requirements of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and the common stock would continue to be listed on The NYSE American under the symbol “KNW.” We will continue to be subject to the periodic reporting requirements of the Exchange Act.

New CUSIP Number. After the Effective Time, the post-Reverse  Split shares of common stock would have a new CUSIP number, which is a number used to identify our equity securities.

9

Procedure for Effecting a Reverse Split and Exchange of Stock Certificates

The Reverse Split will be accomplished by filing a Certificate of Change with the Nevada Secretary of State  to effect the split. The Reverse Split will become effective at such future date and the exact ratio to be as determined by the Board, as evidenced by the filing of a Certificate of Change with the Nevada Secretary of State   (which we refer to as the “Effective Time”) following the affirmative vote of the Company’s shareholders at the Special Meeting. Beginning at the Effective Time, each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares. As soon as practicable after the Effective Time, shareholders will be notified that the Reverse Split has been effected. The Company expects that its transfer agent, Equiniti Trust, will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of Old Shares will be asked to surrender to the exchange agent certificates representing Old Shares in exchange for certificates representing New Shares in accordance with the procedures to be set forth in the letter of transmittal the Company sends to its shareholders. No new certificates will be issued to any shareholder until such shareholder has surrendered such shareholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent. Any Old Shares submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will automatically be exchanged for New Shares. Equiniti Trust, does not charge a fee for each certificate issued representing New Shares.

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S)

AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Material U.S. Federal Income Tax Consequences of the Reverse Split

The following is a summary of certain U.S. federal income tax consequences of the Reverse Split to U.S. Holders (as defined below) that hold their shares of common stock as capital assets for U.S. federal income tax purposes (generally, property held for investment). This summary is based upon the provisions of the U.S. Internal Revenue Code of 1986, as amended, or the Code, Treasury regulations promulgated thereunder, administrative rulings and judicial decisions, all as in effect as of the date hereof, and all of which are subject to change and differing interpretations, possibly with retroactive effect. Changes in these authorities or their interpretation may result in the U.S. federal income tax consequences of the Reverse Split differing substantially from the consequences summarized below.

This summary is for general information purposes only and does not address all aspects of U.S. federal income taxation that may be relevant to U.S. Holders in light of their particular circumstances (including the impact of the Medicare contribution tax on net investment income and the alternative minimum tax) or to U.S. Holders that may be subject to special tax rules, including, without limitation: (i) persons deemed to sell our common stock under the constructive sale provisions of the Code; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use the mark-to-market method of accounting; (viii) persons whose “functional currency” is not the U.S. dollar; (ix) persons holding our common stock in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (x) persons who acquired our common stock in connection with employment or the performance of services; (xi) retirement plans; (xii) persons who are not U.S. Holders; or (xiii) certain former citizens or long-term residents of the United States.

In addition, this summary of certain U.S. federal income tax consequences does not address the tax consequences arising under the laws of any foreign, state or local jurisdiction or any U.S. federal tax consequences other than U.S. federal income taxation (such as U.S. federal estate and gift tax consequences). If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner, the activities of the partnership, and certain determinations made at the partner level. Partnerships holding our common stock and the partners in such partnerships should consult their tax advisors regarding the tax consequences to them of the Reverse Split.

We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service, or the IRS, regarding the U.S. federal income tax consequences of the Reverse Split, and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge.

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THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT TAX ADVICE. EACH STOCKHOLDER SHOULD CONSULT ITS TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE  SPLIT TO SUCH STOCKHOLDER.

This summary addresses only stockholders that are U.S. Holders. For purposes of this discussion, a “U.S. Holder” is any beneficial owner of our common stock that, for U.S. federal income tax purposes, is or is treated as any of the following:

●	an individual who is a citizen or resident of the United States;
●	a corporation created or organized under the laws of the United States, any state thereof or the District of Columbia;
●	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
●

a trust that (i) is subject to the primary supervision of a U.S. court and all substantial decisions of which are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) or (ii) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

The Reverse Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a recapitalization, except as described below with respect to cash received in lieu of fractional shares, a U.S. Holder should not recognize gain or loss as a result of the Reverse Split. A U.S. Holder’s aggregate tax basis in the shares of the common stock received pursuant to the Reverse Split should equal such stockholder’s aggregate tax basis in the shares of the common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our common stock), and such stockholder’s holding period for the shares of the common stock received should include the holding period for the shares of the common stock surrendered.

Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered pursuant to the Reverse Split to shares of common stock received pursuant to the Reverse Split. U.S. Holders holding shares of common stock that were acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. Holder whose fractional shares resulting from the Reverse Split are rounded up to the nearest whole share may recognize gain for U.S. federal income tax purposes equal to the value of the additional fractional share. The treatment of the exchange of a fractional share for a whole share in the Reverse Split is not clear under current law and a U.S. Holder may recognize gain for U.S. federal income tax purposes equal to the value of the additional fraction of a share of common stock received by such U.S. Holder.

Because of the complexity of the tax laws and because the tax consequences to the Company or to any particular shareholder may be affected by matters not discussed herein, shareholders are urged to consult their own tax advisors as to the specific tax consequences to them in connection with the Reverse Split, including tax reporting requirements, the applicability and effect of non-U.S., U.S. federal, state and local and other applicable tax laws and the effect of any proposed changes in the tax laws.

Dissenters’ Rights of Appraisal

We are a Nevada corporation and are governed by the Nevada Revised Statutes. Holders of the Company’s common stock will not have appraisal or dissenter’s rights under Nevada law in connection with the Reverse Split.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the Reverse Split, the Board does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

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Interest of Certain Persons in Matters to be Acted Upon

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Split that is not shared by all other shareholders of ours.

Approval Required for Approval

The affirmative vote of a majority of the voting power of the shares of capital stock present or represented by proxy and entitled to vote on this proposal is required to approve the Reverse Split Proposal. Stockholders may vote “for” or “against” the proposal, or they may abstain from voting on the proposal. Abstentions will have the same effect as a vote “against” Proposal 1. Broker non-votes are not expected to exist for this matter because this is a routine matter for which brokers may vote in their discretion if beneficial owners of our stock do not provide voting instructions.

Board Recommendation

Your Board Recommends That Stockholders Vote

FOR

Approval of the amendment to our Articles of Incorporation to effect a reverse stock split of our common stock, by a ratio of not more than 1-for-15, with the exact ratio and the implementation and timing of such reverse stock split to be determined in the discretion of the Board without further approval or authorization of our stockholders

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PROPOSAL 2

APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING IN ORDER TO

SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT SHARES VOTED IN FAVOR

OF ANY OF THE OTHER PROPOSALS AT THE TIME OF THE SPECIAL MEETING

Background of and Rationale for the Adjournment Proposal

Our Board of Directors believes that, if the number of affirmative votes received from the holders of our common stock are insufficient to approve any of the other Proposals being considered at the Special Meeting, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional affirmative votes to approve that Proposal.

In this Proposal 2, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Special Meeting or any adjournment thereof. If our stockholders approve this proposal, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the other applicable Proposals.

If there is not a quorum present, the Chair of the Special Meeting, or a majority in voting power of the shares present in person or represented by proxy and entitled to vote, have the power to adjourn the Special Meeting from time to time until a quorum is present. The Adjournment Proposal will only be presented if there is a quorum and there are not enough votes at the time of the Special Meeting to approve all of the other proposals described herein.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that majority of the voting power of the outstanding voting stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon have voted against Proposal 1 or abstained from voting on such proposal, we could adjourn the Special Meeting without a vote on such Items and use the additional time to solicit the holders of those shares to change their vote in favor of Proposal 1.

Vote Required

If a quorum is present, the affirmative vote of a majority of the votes cast on the matter will be required to approve the adjournment of the Special Meeting in order to solicit additional proxies if there are not sufficient shares to be voted in favor of Proposal 1. Abstentions and broker non-votes will have no effect on this proposal.

Board Recommendation

Your Board Recommends That Stockholders Vote

FOR

the approval of the adjournment of the Special Meeting in order to solicit additional proxies if there are not sufficient shares to be voted in favor of the other proposals.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of December 31, 2024 for (i) each of our named executive officers and directors; (ii) all of our named executive officers and directors as a group; and (iii) each other stockholder known by us to be the beneficial owner of more than 5% of our outstanding common stock. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o our company, 619 Western Avenue, Suite 610, Seattle, WA 98104.

* Less than 1%

(1)

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares that such person or any member of such group has the right to acquire within sixty (60) days. For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within sixty (60) days of December 31, 2024 are deemed to be outstanding for such person, but not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership by any person.

(2)	Based on 111,166,117 shares of common stock issued and outstanding as of December 31, 2024.

(3)

Consists of (i) 1,488,085 shares of shares of our common stock beneficially owned by Ronald P. Erickson or entities controlled by Mr. Erickson, (ii) 4,166,789 shares of our common stock issuable upon the exercise of options exercisable within 60 days, (iii) 3,894,666 shares of our common stock issuable upon the exercise of warrants that are exercisable within 60 days, and (iv) 4,913,608 shares of our common stock issuable upon the conversion of convertible notes that are convertible within 60 days.

(4)	Consists of (i) 10,000 shares of our common stock held directly by Peter Conley and (ii) 1,750,375 shares of our common stock issuable upon the exercise of options exercisable within 60 days.

(5)

Consists of (i) 947,703 shares of our common stock held directly by William A Owens, (ii) 579,528 shares of our common stock issuable upon the exercise of options exercisable within 60 days, and (iii) 40,000 shares of our common stock issuable upon the exercise of warrants that are exercisable within 60 days.

(6)

Consists of (i) 514,000 shares of our common stock held directly by Jon Pepper, (ii) 657,028 shares of our common stock issuable upon the exercise of options exercisable within 60 days and (iii) 40,000 shares of our common stock issuable upon the exercise of warrants exercisable within 60 days.

(7)

Consists of (i) 155,000 shares of our common stock held directly by Ichiro Takesako, (ii) 657,028 shares of our common stock issuable upon the exercise of options exercisable within 60 days and (iii) 40,000 shares of our common stock issuable upon the exercise of warrants exercisable within 60 days.

(8)	Consists of (i) 16,164 shares of our common stock held directly by John Cronin and (ii) 615,411 shares of our common stock issuable upon the exercise of options exercisable within 60 days.

(9)	Consists of (i) 16,164 shares of our common stock held directly by Larry K. Ellingson and (ii) 290,411 shares of our common stock issuable upon the exercise of options exercisable within 60 days.

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(1)

Consists of (i) 2,000,000 shares of our common stock, (ii) 6,269,715 shares of our common stock issuable upon the exercise of warrants, (iii) 5,000,000 shares of our common stock issuable upon the conversion of our Series C Convertible Preferred Stock, (iv) 3,108,356 shares of our common stock issuable upon the conversion of our Series D Convertible Preferred Stock and (v) 4,462,500 shares of our common stock issuable upon the conversion of convertible notes; and excludes additional shares of preferred stock issuable as accreted preferred dividends pursuant to terms of the Series C and D Convertible Preferred Stock. All of the warrants, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock and convertible notes held by Mr. Struve are subject to a 4.99% blocker pursuant to which shares of our common stock may not be issued to the extent that such issuance would cause Mr. Struve to beneficially own more than 4.99% of our common stock. The address of Mr. Struve is 175 West Jackson Blvd., Suite 440, Chicago, IL 60604.

(2)

Includes (i) 17,200,000 shares of our common stock held directly by Todd Baszucki and (ii) 1,000,000 shares of our common stock issuable upon the exercise of warrants. The address for Mr. Baszucki is 395 Del Monte Center, Unit 306, Monterey, CA 93940.

(3)	See above for Ronald P. Erickson or entities controlled by Mr. Erickson. The address for Mr. Erickson is 619 Western Avenue, Suite 610, Seattle, WA 98104.

(4)

Consists of (i) 2,443,181 shares of our common stock, (ii) 3,120,000 shares of our common stock issuable upon the conversion of convertible notes and (iii) 6,625,000 shares of our common stock issuable upon the exercise of warrants. The address for Lind Global Fund II LP is 444 Madison Street, Floor 41, New York, NY 10022, care of the Lind Partners LLC.

15

SUBMISSION OF STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR OUR NEXT ANNUAL MEETING

Stockholders may submit proposals on matters appropriate for stockholder action at our next annual meeting consistent with Rule 14a-8 promulgated under the Exchange Act. For such proposals or nominations to be considered timely, they must be received in writing by our Secretary no later than 120 days before the anniversary date on which the Company first sent its proxy materials for the prior year’s annual meeting of stockholders. For such proposals or nominations to be considered in the proxy statement and proxy relating to the 2025 Annual Meeting of Stockholders, they must have been received by us no later than April 15, 2025. Such proposals should be directed to Know Labs, Inc., 619 Western Avenue, Suite 610, Seattle, Washington 98104, Attn: Secretary. Any proposal may be included in next year’s proxy materials only if such proposal complies with the rules and regulations promulgated by the SEC. Nothing in this section shall be deemed to require us to include in our proxy statement or our proxy relating to any meeting any stockholder proposal or nomination that does not meet all of the requirements for inclusion established by the SEC.

In addition, stockholders intending to present a proposal at our 2025 Annual Meeting of Stockholders must comply with the requirements and provide the information set forth in our second amended and restated bylaws (the “Bylaws”). Under our Bylaws, in order for a stockholder to bring business before an annual meeting of our stockholders (other than the nomination of directors), the stockholder’s notice must be timely received, which means that a proposal must be received by our Secretary at our principal executive offices not earlier than the close of business on the 90th day and not later than the close of business on the 60th day prior to the first anniversary of the preceding year’s annual meeting. Because our 2024 Annual Meeting is scheduled for September 26, 2024, this means that such notice for the 2025 Annual Meeting must be received between June 28, 2025 and July 28, 2025. In the event that the date of the 2025 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to the date of such annual meeting or, if notice of the meeting is mailed or the first public announcement of the date of such annual meeting is made less than 75 days prior to the date of such annual meeting, the 15th day following the date on which such notice is mailed or such public announcement of the date of such meeting is first made by the Company, whichever occurs first.

In addition to satisfying the requirements noted above, if a stockholder intends to comply with the SEC’s universal proxy rules and to solicit proxies in support of director nominees other than the Company’s nominees, the stockholder must provide notice that provides the information required by Rule 14a-19 under the Exchange Act, which notice must be postmarked or transmitted electronically to the Company at the Company’s principal executive offices no later than 60 calendar days prior to the one-year anniversary date of the prior annual meeting of stockholders (for the 2025 annual meeting, no later than July 28, 2025). If the date of the 2025 annual meeting is changed by more than 30 calendar days from such anniversary date, however, then the stockholder must provide notice by the later of 60 calendar days prior to the date of the 2025 annual meeting and the 10th calendar day following the date on which public announcement of the date of the 2025 annual meeting is first made.

OTHER BUSINESS

The Board knows of no matter other than those described herein that will be presented for consideration at the Special Meeting. However, should any other matters properly come before the Special Meeting or any adjournments or postponements thereof, it is the intention of the person(s) named in the accompanying proxy to vote in accordance with their best judgment in the interest of the Company.

MISCELLANEOUS

The Company will bear all costs incurred in the solicitation of proxies. In addition to solicitation by mail, our officers and employees may solicit proxies by telephone, the Internet or personally, without additional compensation. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of our capital stock held of record by such persons, and we may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith. We have not engaged a proxy solicitor.

16

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials may deliver a single proxy statement and/or Notice of Internet Availability of Proxy Materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares of capital stock. We will also deliver a separate copy of this Proxy Statement to any stockholder upon written request. Similarly, stockholders who have previously received multiple copies of disclosure documents may write to the address or call the phone number listed below to request delivery of a single copy of these materials in the future. You can notify the Company by sending a written request to Know Labs, Inc., Secretary, 619 Western Avenue, Suite 610, Seattle, Washington 98104, by registered, certified or express mail or by calling the Company at (206) 903-1351.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Statements in this Proxy Statement that are not historical are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding the Company’s intent to solicit approval of a reverse stock split, the timing of any reverse stock split, the potential benefits of a reverse stock split, including but not limited to possible increased investor interest, continued listing on the NYSE and the potential for a higher stock price, the intended income tax treatment of a reverse stock split, the timing and effects of the proposed reverse stock split, and any assumptions underlying any of the foregoing. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections, management’s beliefs, and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict.

Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements due to a number of important factors, including, but not limited to, the following: the risk that any reverse stock split may not result in an increase in our Common Stock price or that we may be unable to maintain our listing on NYSE, and the other risks set forth above in Proposal 1. For a further discussion of these and other risk factors that could impact our future results and performance, see the section entitled “Risk Factors” in our most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K that we have filed with the SEC, and our subsequent filings with the SEC. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

AVAILABILITY OF ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements, and other information with the SEC. The SEC maintains a website at http://www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

Ronald P. Erickson

Chairman

Seattle, WA

January [●], 2025

17

KNOW LABS, INC.

SPECIAL MEETING OF STOCKHOLDERS

March 7, 2025

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Ronald P. Erickson and Peter J. Conley, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Special Meeting of Shareholders of Know Labs, Inc., to be held on March 7, 2025 virually at https://web.lumiconnect.com/282312714 (password: know2025), and at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side)

1.1 14475

18

SPECIAL MEETING OF SHAREHOLDERS OF

KNOW LABS, INC.

March 7, 2025

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, Proxy Statement and Proxy Card are available at http://www.astproxyportal.com/ast/20144

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00030030000000000000 1 030725

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR Proposal 1 and Proposal 2.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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SPECIAL MEETING OF SHAREHOLDERS OF

KNOW LABS, INC.

March 7, 2025

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-201-299-4446** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet. To attend the meeting via the Internet, please visit https://web.lumiconnect.com/282312714 (password: know2025) and be sure to have your control number available.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, Proxy Statement and Proxy Card
are available at http://www.astproxyportal.com/ast/20144

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00030030000000000000 1 030725

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR Proposal 1 and Proposal 2.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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Important Notice of Availability of Proxy Materials for the Special Shareholder Meeting of

KNOW LABS, INC.

virtually at https://web.lumiconnect.com/282312714 (password: know2025)

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before February 21, 2025.

Please visit http://www.astproxyportal.com/ast/20144, where the following materials are available for view:

- Notice of Annual Meeting of Stockholders
- Proxy Statement
- Form of Electronic Proxy Card
- Annual Report on Form 10-K

TO REQUEST MATERIAL: **TELEPHONE: 888-Proxy-NA (888-776-9962) or 201-299-6210 (for international callers)**

E-MAIL: help@equiniti.com

WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

TO VOTE: **ONLINE:** To access your online proxy card, please visit **www.voteproxy.com** and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

VIRTUALLY AT THE MEETING: The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit https://web.lumiconnect.com/282312714 (password: know2025) and be sure to have your control number available.

TELEPHONE: To vote by telephone, please visit **www.voteproxy.com** to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

Please note that you cannot use this notice to vote by mail.

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Appendix A

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Change Pursuant to NRS 78.209

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

INSTRUCTIONS:

1. Enter the current name as on file with the Nevada Secretary of State and enter the Entity or Nevada Business Identification Number (NVID).
2. Indicate the current number of authorized shares and par value, if any, and each class or series before the change.
3. Indicate the number of authorized shares and par value, if any of each class or series after the change.
4. Indicate the change of the affected class or series of issued, if any, shares after the change in exchange for each issued share of the same class or series.
5. Indicate provisions, if any, regarding fractional shares that are affected by the change.
6. NRS required statement.
7. This section is optional. If an effective date and time is indicated the date must not be more than 90 days after the date on which the certificate is filed.
8. Must be signed by an Officer. Form will be returned if unsigned.

1. Entity Information:	Name of entity as on file with the Nevada Secretary of State: Know Labs, Inc. Entity or Nevada Business Identification Number (NVID): C23651-1998
2. Current Authorized Shares:	The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change: 200,000,000 shares of Common Stock, par value $0.001 per share.
3. Authorized Shares After Change:	The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change: 200,000,000 shares of Common Stock, par value $0.001 per share.
4. Issuance:	The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series: Every [15] shares of Common Stock shall become 1 share of Common Stock
5. Provisions:	The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby: No fractional post reverse split shares will be issued. Any fractional post reverse stock split shares that result shall be rounded up.
6. Provisions:	The required approval of the stockholders has been obtained.
7. Effective date and time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
8. Signature: (Required)	X ______________________ CEO Signature of Officer Title Date

This form must be accompanied by appropriate fees.
If necessary, additional pages may be attached to this form.

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Revised: 12/15/2022

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